UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2012

SEMPRA ENERGY

(Exact name of registrant as specified in its charter)

CALIFORNIA	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 ASH STREET, SAN DIEGO, CALIFORNIA		92101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2012 Annual Meeting of Shareholders of Sempra Energy was held on May 10, 2012. At the Annual Meeting, shareholders:

(1)	elected for the ensuing year all twelve of the director nominees;

(2)	ratified the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2012;

(3)	adopted by a majority of votes cast the advisory approval of the company’s executive compensation as reported in the company’s proxy statement for the Annual Meeting;

(4)	approved a shareholder proposal that, whenever possible, the chairman of our board shall be an independent director (by the standard of the New York Stock Exchange);

(5)	rejected a shareholder proposal that the Board’s Compensation Committee include sustainability as one of the performance measures for senior executives under the company’s annual and/or long-term incentive plans.

Below are the final voting results.

Proposal 1: Election of Directors

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Alan L. Boeckmann	159,142,762	17,692,129	882,375	25,475,967
James G. Brocksmith, Jr.	174,357,918	2,462,237	897,111	25,475,967
Donald E. Felsinger	173,825,625	3,226,410	665,231	25,475,967
Wilford D. Godbold, Jr.	174,317,018	2,585,491	814,757	25,475,967
William D. Jones	174,452,559	2,475,881	788,826	25,475,967
William G. Ouchi	158,109,493	18,632,099	975,674	25,475,967
Debra L. Reed	174,850,659	2,209,436	657,171	25,475,967
Carlos Ruiz	174,795,020	1,992,348	929,898	25,475,967
William C. Rusnack	156,598,813	19,591,985	1,526,468	25,475,967
William P. Rutledge	158,496,888	18,130,319	1,090,059	25,475,967
Lynn Schenk	174,611,830	2,329,783	775,653	25,475,967
Luis M. Téllez	158,449,016	18,330,414	937,836	25,475,967

Proposal 2: Ratification of Independent Registered Public Accounting Firm

Votes
Votes For	200,736,124
Votes Against	1,913,603
Abstentions	543,506

Proposal 3: Advisory Approval of our Executive Compensation

Votes
Votes For	151,034,121
Votes Against	25,121,524
Abstentions	1,561,621
Broker Non-Vote	25,475,967

Proposal 4: Shareholder Proposal to Require an Independent Board Chairman

Votes
Votes For	97,370,745
Votes Against	79,159,146
Abstentions	1,187,375
Broker Non-Vote	25,475,967

Proposal 5: Shareholder Proposal Regarding Sustainability as a Performance Measure for Senior Executive Compensation

Votes
Votes For	10,206,486
Votes Against	157,426,874
Abstentions	10,083,906
Broker Non-Vote	25,475,967

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMPRA ENERGY

(Registrant)

Date: May 14, 2012	By:	/s/ Joseph A. Householder
Joseph A. Householder
Executive Vice President, Chief Financial Officer and Chief Accounting Officer

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